CAVANAL HILL FUNDS

Supplement dated May 1, 2015
to the Statements of Additional Information (“SAI”),
each dated December 31, 2014:
Bond and Equity Funds
Money Market Funds

On May 1, 2015, Mr. Fred J. Schmidt resigned as Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager of the Cavanal Hill Funds.

On April 23, 2015, the Board of Trustees of the Cavanal Hill Funds elected Mr. Charles Booth as Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager of the Cavanal Hill Funds, effective May 1, 2015.

Effective immediately, the following information supersedes and replaces the sections of the SAIs identified below (all other information contained in the SAIs remains unchanged).

The following information replaces the information contained in the section of the SAI entitled “OFFICERS.”

OFFICERS

NUMBER OF
PORTFOLIOS
	POSITION(S)	TERM OF		IN FUND	OTHER
	HELD	OFFICE AND		COMPLEX	DIRECTORSHIPS
	WITH THE	LENGTH OF	PRINCIPAL OCCUPATION(S)	OVERSEEN	HELD BY
NAME AND AGE	FUNDS	TIME SERVED	DURING THE PAST 5 YEARS	BY TRUSTEE	TRUSTEE*
Scott H. Rhodes Age: 56	Treasurer	Indefinite, 9/10 – Present	From February 2010 to present, SVP of Citi Fund Services Ohio, Inc.; From September 2005 to January 2010, various positions for GE Asset Management, Inc., including Manager, Treasurer and Financial & Operations Principal.	N/A	N/A

James L. Huntzinger Age: 64	President, Assistant Secretary	Indefinite, 6/08 – Present	From 2002 to present, Chief Investment Officer for BOK Financial Corporation.	N/A	N/A

Charles Booth Age: 55	Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 5/15 – Present	From 1988 to present, employee of Citi Fund Services; From 2007 to present, Director of Regulatory Administration and Compliance Support Services, Citi Fund Services.	N/A	N/A
Cathy Dunn Age: 43	Vice President, Secretary	Indefinite, 7/14 – Present

From October 2013 to present, Vice President, Funds Administration Manager; From September 2011 to September 2013, Asst. Vice President, Funds Administration Manager for Cavanal Hill Investment Management.

				N/A	N/A
Cheryl Briggs Age: 54	Officer, Funds Administrator	Indefinite, 2/15 – Present	From February 2015 to present, Funds Administrator for Cavanal Hill Funds; From November 2008, Executive Assistant at Bank of Oklahoma Institutional Wealth Management.	N/A	N/A

For interested officers, Mr. Huntzinger, Ms. Dunn and Ms. Briggs, positions held with affiliated persons or principal underwriters of the Trust are provided above. For interested Trustees, the information is listed in the following table:

POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
NAME	UNDERWRITERS OF THE FUNDS
Scott Grauer	BOK Financial, Executive Vice President, Wealth Management Division; BOSC, Chief Executive Officer. Mr. Grauer is also Chairman of the Board of BOSC, Inc., Cavanal Hill Investment Management and affiliated advisers, MBM and The Milestone Group, and serves in an officer capacity or as a member of the board for other BOK Financial subsidiaries.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.